Exhibit 10.278

SECOND MODIFICATION AGREEMENT

THIS SECOND MODIFICATION AGREEMENT dated as of December 28, 2012 (this “Agreement”), is entered into by and among LITTLE ROCK HC&R PROPERTY HOLDINGS, LLC, a Georgia limited liability company (the “Borrower”), ADCARE HEALTH SYSTEMS, INC., an Ohio corporation (“AdCare”), LITTLE ROCK HC&R NURSING, LLC, a Georgia limited liability company (the “Operator”) (AdCare and the Operator being sometimes referred to herein collectively as the “Guarantors”) (the Borrower and the Guarantors being sometimes referred to herein collectively as the “Borrower/Guarantor Parties”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (“Lender”).

RECITALS

A.            The Borrower/Guarantor Parties and the Lender heretofore entered into the following documents (collectively, the “Documents”):

(i)            Loan Agreement dated as of March 30, 2012 (the “Loan Agreement”), by and among the Borrower, Northridge HC&R Property Holdings, LLC, a Georgia limited liability company (“Northridge”), Woodland Hills HC Property Holdings, LLC, a Georgia limited liability company (“Woodlands”) and the Lender.

(ii)           Promissory Note A dated March 30, 2012 (“Note A”), from the Borrower to the Lender in the principal amount of $13,664,956, which, along with Note B and Note C described below, replaced the Promissory Note dated March 30, 2012 (the “Original Note”), from the Borrower, Northridge and Woodlands to the Lender in the principal amount of $21,800,000.

(iii)          Promissory Note B dated March 30, 2012 (“Note B”) from Northridge to the Lender in the principal amount of $4,507,038, which, along with Note A and Note C described below, replaced the Original Note.

(iv)          Promissory Note C dated March 30, 2012 (“Note C”) from Woodlands to the Lender in the principal amount of $3,628,006, which, along with Note A and Note B, replaced the Original Note.

(v)           Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 1, 2012 (“Mortgage 1”), by Borrower to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019925.

(vi)          Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 1, 2012 (“Mortgage 2”), by Northridge to and for the

benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019978.

(vii)         Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 1, 2012 (“Mortgage 3”), by Woodlands to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019971.

(viii)        Absolute Assignment of Rents and Leases dated as of April 1, 2012 (“Assignment of Rents 1”), by Borrower to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019926.

(ix)          Absolute Assignment of Rents and Leases dated as of April 1, 2012 (“Assignment of Rents 2”), by Northridge to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019979.

(x)           Absolute Assignment of Rents and Leases dated as of April 1, 2012 (“Assignment of Rents 3”), by Woodlands to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019972.

(xi)          Environmental Indemnity Agreement dated as of March 30, 2012 (the “Indemnity Agreement”), by the Borrower, Northridge, Woodlands, the Guarantors, Northridge HC&R Nursing, LLC, a Georgia limited liability company (the “Northridge Operator”), and Woodland Hills HC Nursing, LLC, a Georgia limited liability company (the “Woodlands Operator”), to and for the benefit of the Lender.

(xii)         Guaranty of Payment and Performance dated as of March 30, 2012 (the “Guaranty”), by the Guarantors, the Northridge Operator and the Woodlands Operator to and for the benefit of the Lender.

B.            The Documents were previously modified and amended by the Modification Agreement dated as of June 15, 2012, but effective as of March 30, 2012 (the “Previous Modification”), by and among the Borrower/Guarantor Parties and the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on June 22, 2012, as Document No. 2012038003.

C.            The Documents, as modified and amended by the Previous Modification, encumber the real estate described in Exhibit A attached hereto and the personal property located thereon.

D.            The parties desire to make certain modifications and amendments to the Documents, as modified and amended by the Previous Modification, as more fully provided for herein, all as modifications, amendments and continuations of, but not as novations of, the Documents.

AGREEMENTS

In consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.              Recitals Part of Agreement; Defined Terms; References to Documents.

(a)           The foregoing Recitals are hereby incorporated into and made a part of this Agreement.

(b)           All capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Loan Agreement.

(c)           Except as otherwise stated herein, all references in this Agreement to any one or more of the Documents shall be deemed to include the previous modifications and amendments to the Documents provided for in the Previous Modification, whether or not express reference is made to such previous modifications and amendments.

Section 2.              Change in Maturity Date.  The maturity date of the Loan and Note A, as previously changed by the Previous Modification, is hereby extended from March 30, 2013, to December 31, 2016, and all of the Documents, as modified and amended by the Previous Modification are hereby further modified and amended accordingly.  Without limitation on the generality of the foregoing provisions of this Section, the date “March 30, 2013” is hereby extended to “December 31, 2016” each time it appears in the Documents, as modified and amended by the Previous Modification, in reference to the maturity date of the Loan and Note A, including, without limitation in the definition of the term “Maturity Date” in Section 1.1 of the Loan Agreement, in Section 1 of Note A, and in Recital Paragraph A in Mortgage 1, each as modified and amended by the Previous Modification.

Section 3.              Payment on Loan; Release of Security; Removal of Guarantors and Indemnitors.

(a)           As a condition precedent to the agreements of the Lender provided for in this Agreement, on the date of the execution and delivery of this Agreement, Northridge shall pay to Lender the full amount outstanding on Note B.  Upon receipt of such payment, the Lender will take such action as is necessary to release Mortgage 2 and Assignment of Rents 2.  From and after the date of this Agreement, Northridge shall no longer be a Borrower under the Loan, the Northridge Operator shall no longer be a guarantor under the Guaranty, and Northridge and the Northridge Operator shall no longer be environmental indemnitors under the Indemnity Agreement.

(b)           As a condition precedent to the agreements of the Lender provided for in this Agreement, on the date of the execution and delivery of this Agreement, Woodlands shall  pay to Lender the full amount outstanding on Note C.  Upon receipt of such payment, the Lender will take such action as is necessary to release Mortgage 3 and Assignment of Rents 3.  From and after the date of this Agreement, Woodlands a Borrower under the Loan, the Woodland Operator shall no longer be a guarantor under the Guaranty, and Woodlands and the Woodlands Operator shall no longer be environmental indemnitors under the Indemnity Agreement.

(c)           The payments made by Northridge and Woodlands pursuant to Sections 3(a) and (b) will cause the principal balance outstanding on the Loan and Note A to be $13,664,956.

Section 4.              Reduction in Loan Amount.  The amount of the Loan and Note A is hereby reduced from $21,800,000 to $13,664,956, and all of the Documents, as modified and amended by the Previous Modification, are hereby further modified and amended accordingly.  Without limitation on the generality of the foregoing provisions of this Section, the amount “$21,800,000” is hereby changed to “$13,664,956” each time it appears in the Documents in reference to amount of the Loan, including, without limitation in the definition of the term “Loan Amount” in Section 1.1 of the Loan Agreement and in Recital Paragraph A in Mortgage 1, and in the definition of the term “Loan” in Recital Paragraph A in Assignment 1, in Recital Paragraph A in the Guaranty and in Recital Paragraph A in the Indemnity Agreement, each as modified and amended by the Previous Modification.

Section 5.              Amendment of Loan Agreement.

(a)           Without limitation on the foregoing provisions of this Section, the following defined terms in Section 1.1 of the Loan Agreement, as modified and amended by the Previous Modification, are hereby further modified and amended in their entirety to read as follows:

Borrower:  Borrower 1.

Facility:  Skilled nursing facility which is operated by Borrower in the Project described as follows:

Facility Name	Location	Beds
Little Rock Healthcare and Rehab a/k/a West Markham Sub Acute and Rehabilitation Center	5720 West Markham Street, Little Rock, Pulaski County, Arkansas	154

Guarantors:  AdCare and Operator 1.

Land:  The parcel of real estate legally described in Exhibit A, together with all improvements presently located thereon and all easements and other rights appurtenant thereto.

Lease:  Lease by Borrower 1 to Operator 1 of the Project dated April 1, 2012.

Loan Amount: $13,664,956

Note:  Promissory Note A dated March 30, 2012, from Borrower to the Lender in the principal amount of $13,664,956.

Operator:  Operator 1.

(b)           From and after the date of this Agreement, all references in the Documents, as modified and amended by the Previous Modification, to the “Borrowers” shall be deemed to be references to Borrower 1, and the “Operators” shall be deemed to be references to Operator 1, and all of the Documents, as modified and amended by the Previous Modification, are hereby further modified and amended accordingly

(c)           All of the Documents, as modified and amended by the Previous Modification, are hereby further modified and amended to incorporate the foregoing provisions of this Section.

Section 6.              Amendment of Mortgage 1.  Without limitation on any other provision of this Agreement, Recital Paragraph A in Mortgage 1, as modified and amended by the Previous Modification, is hereby further modified and amended in its entirety to read as follows:

A.            Pursuant to the terms and conditions of a Loan Agreement of even date herewith by and among the Mortgagor (the “Borrower”) and the Lender, as modified and amended by a Modification Agreement dated as of June 15, 2012, and a Second Modification Agreement dated as of December           , 2012 (as so modified and amended, the “Loan Agreement”), the Lender has agreed to make a loan to the Borrower in the maximum principal amount of $13,664,956 (the “Loan”).  The Loan will bear interest at variable interest rates based on the per annum rate of interest at which United States dollar deposits are offered in the London Interbank Eurodollar market, subject to being converted to interest at a variable rate based on the Lender’s prime rate of interest from time to time in effect under certain circumstances as provided in the Note referred to below.  The Loan shall be evidenced by a Promissory Note dated March 30, 2012 (the “Note”), executed by the Borrower and made payable to the order of the Lender in the principal amount of $13,664,956 and due on December 31, 2016 (the “Maturity Date”), except as it may be accelerated pursuant to the terms hereof, or of the Note or the Loan Agreement or any of the other “Loan Documents” (as defined in the Loan Agreement).

Section 7.              Amendment of Assignment of Rents 1.  Without limitation on any other provision of this Agreement, Recital Paragraph A in Assignment of Rents 1, as modified and amended by the Previous Modification, is hereby further modified and amended in its entirety to read as follows:

A.            Pursuant to the terms of a Loan Agreement of even date herewith by and among the Assignor (the “Borrower”) and the Assignee, as modified and amended by a Modification Agreement dated as of June 15, 2012, and a Second Modification Agreement dated as of December         , 2012 (as so modified and amended, the “Loan Agreement”), the Assignee has agreed to make a loan to the Borrower in the principal amount of $13,664,956 (the “Loan”).  The Loan shall be evidenced by a Promissory Note dated March 30, 2012, in the principal amount of $13,664,956 (the “Note”) executed by the Borrower and made payable to the order of the Lender.

Section 8.              Amendment of Guaranty.                Without limitation on any other provision of this Agreement, Recital Paragraph A in the Guaranty, as modified and amended by the Previous Modification, is hereby further modified and amended in its entirety to read as follows:

A.            The Lender has agreed to make a loan to Little Rock HC&R Property Holdings, LLC, a Georgia limited liability company (the “Borrower”), in the principal amount of $13,664,956 (the “Loan”) pursuant to the terms and conditions of a Loan Agreement of even date herewith by and among the Borrower and the Lender, as modified and amended by a Modification Agreement dated as of June 15, 2012 and a Second Modification Agreement dated as of December           , 2012 (as so modified and amended, the “Loan Agreement”).  The Loan is evidenced by a Promissory Note dated March 30, 2012 (the “Note”), executed by the Borrower and payable to the order of the Lender, in the principal amount of $13,664,956, which is secured by a Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 1, 2012 (the “Mortgage”), executed by Borrower to and for the benefit of the Lender.  All terms used and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.  For the avoidance of doubt, all references in this Guaranty to the “Loan Documents” include, without limitation, any Bank Product Agreements (as defined in the Loan Agreement) to which the Lender or any of its Affiliates is a party, including, without limitation, any Hedging Agreements (as defined in the Loan Agreement) to which the Lender is a party.

Section 9.              Amendment of Indemnity Agreement.  Without limitation on any other provision of this Agreement, Recital Paragraph A in the Indemnity Agreement is hereby modified and amended in its entirety to read as follows:

A.            The Lender has agreed to make a loan to the Little Rock HC&R Property Holdings, LLC, a Georgia limited liability company (the “Borrower”), in the principal amount of $13,664,956 (the “Loan”) pursuant to the terms and conditions of a Loan Agreement of even date herewith by and among the Borrower and the Lender, as modified and amended by a Modification Agreement dated as of June 15, 2012, and a Second Modification Agreement dated as of December           , 2012 (as so modified and amended, the “Loan Agreement”).  The Loan is evidenced by a Promissory Note dated March 30, 2012 (the “Note”), executed by Borrower and payable to the order of the Lender, in the principal amount of $13,664,956, which is secured by a Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 1, 2012 (the “Mortgage”), executed by Borrower to and for the benefit of the Lender.  All terms used and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

Section 10.  Change in Terms of Collateral Account.  Section 3.4 of the Loan Agreement is hereby modified and amended in its entirety to read as follows:

3.4          Collateral Account.  Borrower shall establish and maintain a collateral account in the name of Borrower held by Lender (the “Collateral

Account”).  The amount of the Collateral Account shall be $1,340,000, and on the date of this Agreement, Borrower shall deposit the sum of $1,340,000 into the Collateral Account.  The Collateral Account shall be held as additional security for the payment and performance of all of the obligations of Borrower under this Agreement and the other Loan Documents and all of the obligations of Operator under the Operator Loan Documents, and Borrower hereby pledges and assigns to Lender, and grants to Lender a first lien on and a first priority security interest in the Collateral Account, all cash and investments from time to time on deposit in the Collateral Account, and all proceeds of all of the foregoing.  Amounts on deposit in the Collateral Account shall be held in a certificate of deposit issued by Lender.  Interest earned on amounts on deposit in the Collateral Account shall be added to the Collateral Account.  All amounts on deposit in the Collateral Account shall be released by Lender to Borrower at such time as all of the principal of and interest on the Loan have been paid in full and all of the other obligations to Lender under this Agreement and the other Loan Documents have been fully paid and performed, or at such earlier time as the amount of the EBITDAR/Fully Adjusted for Operator for a fiscal year is not less than $2,300,000, as shown in an annual reviewed financial statement of the Operator and a compliance certificate furnished to Lender as provided in Section 7.4 of this Agreement.

Section 11.            Change in Minimum EBITDAR of Operator.  Section 7.16 of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of November 1, 2012, with the existing Section 7.16 of the Loan Agreement to continue to be effective for periods prior to the date of this Agreement:

7.16                        Minimum EBITDAR of Operator.

(a)                                 It is a condition of this Agreement and the Loan that the EBITDAR/Management Fee Adjusted for Operator for each calendar month set forth in the table below, shall be not less than the amount set forth opposite such month in the table below:

Calendar Months	Minimum EBITDAR for Operator
November, 2012	$25,000
December, 2012	$75,000
January, 2013	$100,000
February, March and April, 2013	$150,000

(b)                                 Until such time as paragraph (c) of this Section becomes effective, it is a condition of this Agreement and the Loan that the EBITDAR/Fully Adjusted for Operator for each calendar month commencing with the calendar month ending May 31, 2013, shall be not less than $160,000.

(c)                                  Effective for the first fiscal quarter ending after the EBITDAR/Fully Adjusted for Operator has been not less than $160,000 for each of six consecutive calendar months, as shown in monthly financial statements of Operator and compliance certificates furnished to Lender as provided in Section 7.4 of this Agreement, it is a condition of this Agreement and the Loan that the EBITDAR/Fully Adjusted for Operator for each fiscal quarter shall be not less than $480,000.

Section 12.            Change in Amount of Deposits to Capital Expenditures Reserve Account.  The last sentence of Section 7.19(b) of the Loan Agreement is hereby modified and amended in its entirety to read as follows:

Commencing on April 1, 2013, Borrowers shall make a deposit in the Capital Expenditures Reserve Account on the first day of each month in the amount of $4,580.

Section 13.            Representations and Warranties.  The term “Signing Entity” as used in this Section means any entity (other than a Borrower/Guarantor Party itself) that appears in the signature block of any Borrower/Guarantor Party in this Agreement, any of the Documents or the Previous Modification, if any.  In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby represent and warrant to the Lender as follows as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement:

(a)           Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement, each of the Documents to which it is a party and the Previous Modification, and to perform and consummate the transactions contemplated hereby and thereby.

(b)           AdCare is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement, each of the Documents to which it is a party and the Previous Modification, and to perform and consummate the transactions contemplated hereby and thereby.

(c)           Operator is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and duly registered to transact business and in good standing in the state of Arkansas.  Operator has full power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party and to perform and consummate the transactions contemplated hereby and thereby.

(d)           Each Signing Entity is duly organized, validly existing and in good standing under the laws of the State in which it is organized, has all necessary power and authority to carry on its present business, and has full right, power and authority to execute this Agreement, the Documents and the Previous Modification  in the capacity shown in each signature block contained in this Agreement, the Documents and the

Previous Modification in which its name appears, and such execution has been duly authorized by all necessary legal action applicable to such Signing Entity.

(e)           This Agreement, each of the Documents and the Previous Modification have been duly authorized, executed and delivered by such of the Borrower/Guarantor Parties as are parties thereto, and this Agreement, each of the Documents and the Previous Modification constitute a valid and legally binding obligation enforceable against such of the Borrower/Guarantor Parties as are parties thereto.  The execution and delivery of this Agreement, the Documents and the Previous Modification and compliance with the provisions thereof under the circumstances contemplated therein do not and will not conflict with or constitute a breach or violation of or default under the organizational documents of any Borrower/Guarantor Party or any Signing Entity, or any agreement or other instrument to which any of the Borrower/Guarantor Parties or any Signing Entity is a party, or by which any of them is bound, or to which any of their respective properties are subject, or any existing law, administrative regulation, court order or consent decree to which any of them is subject.

(f)            The Borrower/Guarantor Parties are in full compliance with all of the terms and conditions of the Documents to which they are a party and the Previous Modification, and no Default or Event of Default has occurred and is continuing with respect to any of the Documents or the Previous Modification.

(g)           There is no litigation or administrative proceeding pending or threatened to restrain or enjoin the transactions contemplated by this Agreement or any of the Documents or the Previous Modification, or questioning the validity thereof, or in any way contesting the existence or powers of any of the Borrower/Guarantor Parties or any Signing Entity, or in which an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Agreement or any of the Documents or the Previous Modification, or would result in any material adverse change in the financial condition, properties, business or operations of any of the Borrower/Guarantor Parties.

(h)           The statements contained in the Recitals to this Agreement are true and correct.

Section 14.            Documents to Remain in Effect; Confirmation of Obligations; References.  The Documents shall remain in full force and effect as originally executed and delivered by the parties, except as previously modified and amended by the Previous Modification and as expressly modified and amended herein.  In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby (i) confirm and reaffirm all of their obligations under the Documents, as previously modified and amended by the Previous Modification and as modified and amended herein; (ii) acknowledge and agree that the Lender, by entering into this Agreement, does not waive any existing or future default or event of default under any of the Documents, or any rights or remedies under any of the Documents, except as expressly provided herein; (iii) acknowledge and agree that the Lender has not heretofore waived any default or event of default under any of the Documents, or any rights or remedies under any of the Documents; and (iv) acknowledge and agree that they do not have any defense, setoff or counterclaim to the payment or performance of any of their obligations under, or to the enforcement by the Lender of, the Documents, as previously modified and amended by the Previous Modification and as modified and amended herein, including, without limitation, any defense, setoff or counterclaim based on the covenant of good faith and fair dealing.  All references in the Documents to any one or more of the Documents, or to the “Loan Documents,” shall be deemed to refer to such Document, Documents or Loan Documents, as the case may be, as previously modified and amended by the Previous Modification and as modified and amended by this Agreement.  Electronic records of executed documents maintained by the Lender shall be deemed to be originals thereof.

Section 15.            Certifications, Representations and Warranties.  In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby certify, represent and warrant to the Lender that all certifications, representations and warranties contained in the Documents and the Previous Modification and in all certificates heretofore delivered to the Lender are true and correct as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement, and all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement.

Section 16.            Entire Agreement; No Reliance.  This Agreement sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Agreement, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than as are herein set forth.  The Borrower/Guarantor Parties acknowledge that they are executing this Agreement without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth herein.

Section 17.            Successors.  This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.

Section 18.            Severability.  In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

Section 19.            Amendments, Changes and Modifications.  This Agreement may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto.

Section 20.            Construction.

(a)           The words “hereof,” “herein,” and “hereunder,” and other words of a similar import refer to this Agreement as a whole and not to the individual Sections in which such terms are used.

(b)           References to Sections and other subdivisions of this Agreement are to the designated Sections and other subdivisions of this Agreement as originally executed.

(c)           The headings of this Agreement are for convenience only and shall not define or limit the provisions hereof.

(d)           Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.

(e)           The Borrower/Guarantor Parties and the Lender, and their respective legal counsel, have participated in the drafting of this Agreement, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.

Section 21.            Counterparts; Electronic Signatures.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document.  Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.  An electronic record of this executed Agreement maintained by the Lender shall be deemed to be an original.

Section 22.            Governing Law.  This Agreement is prepared and entered into with the intention that the law of the State of Illinois shall govern its construction and enforcement, except that insofar as this Agreement relates to a Document which by its terms is governed by the law of the State of Arkansas, this Agreement shall also be governed by the law of the State of Arkansas.

[SIGNATURE PAGE(S) AND EXHIBIT(S),

IF ANY, FOLLOW THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LITTLE ROCK HC&R PROPERTY HOLDINGS, LLC

By	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

ADCARE HEALTH SYSTEMS, INC.

By	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Vice Chairman and
Chief Acquisition Officer

LITTLE ROCK HC&R NURSING, LLC

By	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

THE PRIVATEBANK AND TRUST COMPANY

By	/s/ Amy K. Hallberg
Amy K. Hallberg, Managing Director